UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07.  Submission of Matters to Vote of Security Holders

State Bank Financial Corporation held its Annual Meeting of Shareholders on Thursday, May 25, 2017 in Atlanta, Georgia. We asked our shareholders to vote on the following four proposals:

•	to elect 11 directors to serve a one-year term;

•	to conduct a non-binding advisory vote on the compensation of our named executive officers (the “say on pay vote”);

•	to conduct a non-binding advisory vote on the frequency of the advisory vote on the compensation of our named executive officers (the “say on frequency vote”);

•	to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2017.

Following is a tabulation of the votes with respect to each proposal.

Election of Directors

The following directors were elected with the following votes to serve until the 2018 annual meeting of shareholders or until their respective successors are duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Balkcom, Jr.	33,055,012	56,980	14,434	3,875,175
Archie L. Bransford, Jr.	33,058,154	52,469	15,803	3,875,175
Kim M. Childers	32,939,895	172,712	13,819	3,875,175
Ann Q. Curry	33,042,331	57,576	26,519	3,875,175
Joseph W. Evans	32,953,113	155,471	17,842	3,875,175
Virginia A. Hepner	33,052,926	59,066	14,434	3,875,175
John D. Houser	33,055,274	55,349	15,803	3,875,175
Anne H. Kaiser	33,052,683	47,224	26,519	3,875,175
William D. McKnight	33,047,835	52,469	26,122	3,875,175
Major General (Retired) Robert H. McMahon	33,055,786	56,206	14,434	3,875,175
J. Thomas Wiley, Jr.	33,069,709	42,283	14,434	3,875,175

Say on Pay

The compensation of our named executive officers was approved with the following non-binding votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,756,391	332,812	37,223	3,875,175

Say on Frequency

The following votes were cast on the frequency of the advisory vote on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
28,411,904	831,301	3,754,749	128,472	3,875,175

    In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the company will hold an advisory say on pay vote every year.

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2017 was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,773,108	84,701	143,792	—

Item 8.01.  Other Events

On May 25, 2017, the Board of Directors of State Bank Financial Corporation declared a quarterly dividend of $.14 per common share to be paid on June 13, 2017 to the common stock shareholders of record as of June 5, 2017. A copy of the press release announcing the cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on May 25, 2017 regarding the announcement of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 26, 2017	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer